UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2005

Commission file number: 000-31329

ROYAL SPRING WATER INC.
(FORMERLY EASY.COM, INC.)
(Name of small business issuer in its charter)

Nevada	N/A
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

14553 Delano Street Suite 217, Van-Nuys CA, 91411
(Address of principal executive offices)

Issuer’s telephone number: (818) 902-3690

14 Pico Crescent, Thornhill, Ontario L4J 8P4
(Former name or former address, if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

SIGNATURE

This Amendment No. 1 on Form 8-K/A amends and supplements the Current Report on Form 8-K of Royal Spring Water Inc., formerly Easy.com Inc, a Nevada corporation (the “registrant”), filed with the Securities and Exchange Commission (the “Commission”) on June 30, 2005 (the “Initial Form 8-K”) to include financial statements and pro forma financial information permitted pursuant to Item 9.01 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment to the Initial Form 8-K no later than 71 days after the date on which the Initial Form 8-K was required to be filed. As previously reported in the Initial Form 8-K, on June 30, 2005, Easy.com Inc., completed the acquisition of Royal Spring Water Inc., pursuant to an Agreement dated as of June 30, 2005.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The following financial statements of Royal Spring Water Inc. are being filed with this report:

Report of Independent Registered Public Accounting Firm
Report of Independent Registered Public Accounting Firm
Consolidated Balance Sheets June 30, 2005
Consolidated Statements of Operations from the date of inception (April 20, 2005) to June 30, 2005
Consolidated Statements of Changes in Stockholders’ Equity from the date of inception (April 20, 2005) to June 30, 2005
Consolidated Statements of Cash Flows from the date of inception (April 20, 2005) to June 30, 2005
Notes to Consolidated Financial Statements

(b)	Pro Forma Financial Information

Pro Forma Combined Condensed Balance Sheet as of June 30, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Date: November 29, 2006

ROYAL SPRING WATER INC.
By: /s/ Harel Goldstein
Harel Goldstein
Chief Financial Officer

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Royal Spring Water Inc.

We have audited the accompanying balance sheet of Royal Spring Water Inc. (A Development Stage Company) as of June 30, 2005 and the related statements of operations, changes in stockholders’ deficit, and cash flows from the date of inception (April 20, 2005) to June 30, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstance, but not for expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Royal Spring Water Inc. (A Development Stage Company) at June 30, 2005, and the results of its operations and cash flows from the date of inception (April 20, 2005) to June 30, 2005 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company’s operating losses, negative working capital, and total capital deficiency raise substantial doubt about its ability to continue as a going concern. Note 1 also describes management’s plans to address these financial matters. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Grobstein, Horwath & Company LLP

Sherman Oaks, California
November 29, 2006

ROYAL SPRING WATER INC.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET

ASSETS
June 30, 2005
CURRENT ASSETS
Cash and cash equivalents	$-
Total Current Assets	-

TOTAL ASSETS	$-

LIABILITIES AND STOCKHOLDERS’ DEFICIT

CURRENT LIABILITIES
Bank indebtedness	$300
Advances from shareholders	19,099
Total Current Liabilities	19,399

TOTAL LIABILITIES	19,399

STOCKHOLDERS’ DEFICIT
Common stock - $.001 par value; unlimited shares authorized, 100,000 shares outstanding	100
Additional paid-in capital	20,000
Deficit accumulated during the development stage	(39,499)
TOTAL STOCKHOLDERS’ DEFICIT	(19,399)
TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$-

The accompanying notes are an integral part of these financial statements.

ROYAL SPRING WATER INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF OPERATIONS
FROM APRIL 20, 2005 (DATE OF INCEPTION) TO JUNE 30, 2005

EXPENSES
Occupancy costs	$7,473
General and administrative	24,843
Professional fees	2,500
Advertising and promotion	2,138
Vehicle	1,372
Telecommunications	878
Interest and bank charges	295
TOTAL EXPENSES	39,499

NET LOSS	$(39,499)

Loss per common share, basic and diluted	(0.40)

Weighted average shares outstanding, basic and diluted	100,000

The accompanying notes are an integral part of these financial statements.

ROYAL SPRING WATER INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CHANGE IN STOCKHOLDERS' DEFICIENCY
FROM APRIL 20, 2005 (DATE OF INCEPTION) TO JUNE 30, 2005

	Common Stock
	Shares	Par Value	Additional Paid-in Capital	Accumulated Deficit	Total Stockholders' Deficit

BALANCE AT APRIL 20, 2005	-	$-	$-	$-	$-

Stock issued	100,000	100	-	-	100

Net loss for the period	-	-		(39,499)	(39,499

Services contributed by shareholders			20,000		20,000

BALANCE AT JUNE 30, 2005	100,000	$100	$20,000	$(39,499)	$(19,399

The accompanying notes are an integral part of these financial statements.

ROYAL SPRING WATER INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CASH FLOWS
FROM APRIL 20, 2005 (DATE OF INCEPTION) TO JUNE 30, 2005

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss	$(39,499)
Adjustments to reconcile net income to net cash used in operating activities:
Services contributed by shareholders	20,000
NET CASH USED IN OPERATING ACTIVITIES	(19,499)

CASH FLOWS FROM INVESTING ACTIVITIES:	-
NET CASH USED IN INVESTING ACTIVITIES	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Advances from shareholders	19,099
Proceeds from bank indebtedness	300
Issuance of common stock	100
NET CASH PROVIDED BY FINANCING ACTIVITES	19,499

NET CHANGE IN CASH & CASH EQUIVALENTS	-

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	-

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$-

The accompanying notes are an integral part of these financial statements.

ROYAL SPRING WATER INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE 1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, NATURE OF OPERATIONS AND USE OF ESTIMATES

ORGANIZATION

Royal Spring Water Inc. (the “Company” or “RSW”) was incorporated under the laws of the State of Nevada on April 20, 2005.

The Company was established with a clear mission, namely to extract, process, and bottle Artesian Spring Well water of supreme quality.

On June 30, 2005, Easy.com, Inc. (Easy) acquired all of the outstanding stock of RSW (the "Reverse Merger"). Easy completed the acquisition by having the shareholders of RSW surrender 100% of their common stock to the company. In anticipation of the Reverse Merger, on September 2, 2004 the shareholders of Easy gifted stock to the shareholders of RSW, giving these shareholders and their family members control of Easy. For accounting purposes, pursuant to Statement of Financial Accounting Standards ("SFAS") No. 141, Business Combinations, the acquisition has been treated as a recapitalization of RSW with RSW recognized as the accounting acquirer (reverse acquisition). A reverse acquisition occurs if a company other than the legal acquirer is deemed to be the “accounting acquirer” in a business combination effected by the issuance of voting securities. In this regard, RSW is considered the accounting acquirer and Easy is considered the accounting target. The historical financial statements prior to June 30, 2005 are those of RSW.

In April 2006, the Company filed Articles of Merger in Nevada and legally combined the entities of Easy.com and Royal Spring Water Inc. They concurrently changed the name of the surviving entity to Royal Spring Water, Inc.

GOING CONCERN

The Company's financial statements are presented on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The Company has experienced losses from operations since inception, and as of June 30, 2005 has a working capital and total capital deficiency, which raise substantial doubt as to its ability to continue as a going concern.

The Company's ability to continue as a going concern is contingent upon its ability to obtain the financing and strategic alliances necessary to attain profitable operations. Management is pursuing various sources of financing and intends to raise equity financing through a private placement with a private group of investors in the near future. The Company has received letters of intent from potential customers, which management believes will produce the necessary income to attain profitability in the future. Since June 30, 2005, the Company’s principal shareholders/officers have provided approximately $1.6 million in short-term working capital advances and these individuals will continue to provide certain funding as and when required on a short-term basis.

The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP").

The Company has not earned any revenues and accordingly, the Company's activities have been accounted for as those of a "Development Stage Enterprise" as set forth in Statement of Financial Accounting Standards (“SFAS”) No. 7, Accounting and Reporting by Development Stage Enterprises (“SFAS No. 7 “). Among the disclosures required by SFAS No. 7 are that the Company's financial statements be identified as those of a development stage company, and that the statements of operations, stockholders' deficit and cash flows disclose activity since the date of the Company's inception.

Through June 30, 2005, development stage activities have consisted primarily of formation of the company and research and exploration of opportunities in the bottled water industry.

ROYAL SPRING WATER INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

PERVASIVENESS OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents are considered to be all highly liquid investments purchased with an initial maturity of three (3) months or less.

INCOME TAXES

The Company accounts for income taxes pursuant to SFAS No. 109, Accounting for Income Taxes. Deferred tax assets and liabilities are recorded for differences between the financial statements and tax basis of the assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is recorded for the amount of income tax payable or refundable for the period increased or decreased by the change in deferred tax assets and liabilities during the period.

LOSS PER SHARE

The Company accounts for earnings per share pursuant to SFAS No. 128, Earnings per Share, which requires disclosure on the financial statements of "basic" and "diluted" earnings (loss) per share. Basic earnings (loss) per share is computed by dividing net income (loss) by the weighted average number of common shares outstanding for the year. Diluted earnings (loss) per share is computed by dividing net income (loss) by the weighted average number of common shares outstanding plus common stock equivalents (if dilutive) related to stock options and warrants for each year.

There were no dilutive financial instruments for the period ended June 30, 2005.

ROYAL SPRING WATER INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

RECENT ACCOUNTING PRONOUNCEMENTS

On November 24, 2004, the Financial Accounting Standards Board ("FASB") issued SFAS No. 151, Inventory Costs--an amendment of ARB No. 43, Chapter 4 (“SFAS No. 151”) effective for fiscal years beginning after June 15, 2005. This Statement amends the guidance in ARB 43, Chapter 4, Inventory Pricing, to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). This Statement requires that those items be recognized as current-period charges. In addition, this Statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. The adoption of SFAS No. 151 is not expected to have a material effect on the Company’s financial position or results of operations.

In December 2004, the FASB issued SFAS No. 153, Exchanges of Nonmonetary Assets (“SFAS No. 153”). SFAS No. 153 amends the guidance in APB No. 29, Accounting for Nonmonetary Assets (“APB No. 29 “). APB No. 29 was based on the principle that exchanges of nonmonetary assets should be measured on the fair value of the assets exchanged. SFAS 153 amends APB No. 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. SFAS 153 is effective for financial statements issued for fiscal years beginning after June 15, 2005. The adoption of SFAS 153 is not expected to have a material effect on the Company’s financial position or results of operations.

In December 2004, the FASB issued SFAS 123(R), Share-Based Payment. SFAS 123(R) amends SFAS 123, Accounting for Stock-Based Compensation, and APB Opinion 25, Accounting for Stock Issued to Employees. SFAS 123(R) requires that the cost of share-based payment transactions (including those with employees and non-employees) be recognized in the financial statements. SFAS 123(R) applies to all share-based payment transactions in which an entity acquires goods or services by issuing (or offering to issue) its shares, share options, or other equity instruments (except for those held by an ESOP) or by incurring liabilities (1) in amounts based (even in part) on the price of the entity’s shares or other equity instruments, or (2) that require (or may require) settlement by the issuance of an entity’s shares or other equity instruments. This statement is effective (1) for public companies qualifying as SEC small business issuers, as of the first interim period or fiscal year beginning after 15 December 2005, or (2) for all other public companies, as of the first interim period or fiscal year beginning after 15 June 2005, or (3) for all nonpublic entities, as of the first fiscal year beginning after 15 December 2005. The adoption of SFAS 123(R) is not expected to have a material effect on the Company’s financial position or results of operations.

The Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. (“FIN”) 47, Accounting for Conditional Asset Retirement Obligations in March 2005. FIN 47 clarifies that an entity must record a liability for a conditional asset retirement obligation if the fair value of the obligation can be reasonably estimated. This interpretation also clarifies the circumstances under which an entity would have sufficient information to reasonably estimate the fair value of an asset retirement obligation. This Interpretation is effective no later than the end of fiscal years ending after December 15, 2005. The Company does not expect this guidance to have a material impact on its financial statements.

ROYAL SPRING WATER INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

In May 2005, the FASB issued SFAS No. 154, Accounting Changes and Error Corrections. This statement applies to all voluntary changes in accounting principle and requires retrospective application to prior periods' financial statements of changes in accounting principles, unless this would be impracticable. This statement also makes a distinction between "retrospective application" of an accounting principles and the "restatement" of financial statements to reflect the correction of an error. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after 15 December 2005. The Company does not expect this guidance to have a material impact on its financial statements.

On November 3, 2005, the FASB issued FASB Staff Position on SFAS 115 and 124, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments (FSP FAS 115-1 and 124-1). This FSP addresses the determination as to when an investment is considered impaired, whether that impairment is other than temporary, and the measurement of an impairment loss. It is effective for reporting periods beginning after December 15, 2005. The Company does not expect this guidance to have a material impact on its financial statements.

On February 16, 2006 the FASB issued SFAS 155, Accounting for Certain Hybrid Instruments which amends SFAS 133, Accounting for Derivative Instruments and Hedging Activities, and SFAS 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) if the holder elects to account for the whole instrument on a fair value basis. SFAS 155 also clarifies and amends certain other provisions of SFAS 133 and SFAS 140. This statement is effective for all financial instruments acquired or issued in fiscal years beginning after September 15, 2006. The Company does not expect its adoption of this new standard to have a material impact on its financial position, results of operations or cash flows.

In June 2006, the FASB issued FIN 48, Accounting for Uncertainty in Income Taxes, which is an interpretation of SFAS No. 109, Accounting for Income Taxes. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with SFAS 109 and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company is currently evaluating the effect that the adoption of FIN 48 may have on its financial position or results of operations.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosure of fair value measurements. SFAS 157 applies under other accounting pronouncements that require or permit fair value measurements and accordingly, does not require any new fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company is currently in the process of assessing the impact the adoption of SFAS 157 will have on its financial statements.

In September 2006, the SEC issued SAB No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements. SAB 108 requires that public companies utilize a "dual-approach" to assessing the quantitative effects of financial misstatements. This dual approach includes both an income statement focused assessment and a balance sheet focused assessment. The guidance in SAB 108 must be applied to annual financial statements for fiscal years ending after November 15, 2006. Management believes the adoption of this pronouncement will not have a material impact on the Company's consolidated financial statements.

ROYAL SPRING WATER INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

NOTE 2.	RELATED PARTY TRANSACTIONS

The advances from shareholders of the Company, to facilitate the payment of debts, are non-interest bearing, unsecured and have no specific terms of repayment. The carrying value of the advances approximates the market value due to the short-term maturity of the financial instruments.

For the period ended June 30, 2005, the Company's directors and shareholders devoted time to the development of the Company. Compensation expense totaling $20,000 has been recorded for the period ended June 30, 2005. These directors and shareholders have waived reimbursement and have considered these services as a contribution to capital. Accordingly, the contributions have been recorded as additional paid-in capital.

NOTE 3.	STOCKHOLDERS' DEFICIT

During the period ended June 30, 2005 the Company issued 100,000 shares to the founders of the Company for $100.

NOTE 4.	SUPPLEMENTAL CASH FLOW INFORMATION

During the period ended June 30, 2005 there was $295 in interest and no taxes paid by the Company.

Non cash financing activities include the services provided by shareholders in the amount of $20,000 for the period ended June 30, 2005

NOTE 5.	CONTINGENT LIABILITY

In February of 2006, our former Chief Operating Officer filed a complaint against the Company, for, among other things, breach of employment agreement. The complaint was filed in the Los Angeles Superior Court, Santa Monica Division and seeks unspecified damages. The Company filed a cross complaint against this individual for fraud, misrepresentation and breach of fiduciary duty. We recently made an offer of settlement to plaintiff, to which a response has not been received. The Company is in the process of conducting discovery. We do not believe that this litigation will be material to our financial position, operations, or cash flows. There are no proceedings in which any of our directors, officers or affiliates is an adverse party or has a material interest adverse to the interest of the Company.

NOTE 6.	SUBSEQUENT EVENT

On November 21, 2006, the Company entered into a financing agreement with a commercial finance company (“Finance Co.”). Under the terms of the agreement, the Company may sell accounts receivable to Finance Co. for a fee ranging from 1.1% to 1.75% of the face value of the accounts sold. Finance Co. will advance the Company 80% of the face value of the accounts sold to an aggregate maximum of $1 million. The remaining 20% will be held by Finance Co. in a reserve account until the account is collected or until the funds mature, which is generally within 90 days. Advances will bear interest at a base index rate, as defined in the agreement, plus 2% per annum. The minimum aggregate annual borrowing rate on advances shall be 10.25%. Accounts are generally to be sold without recourse, and Finance Co. will be responsbile for collection, assumes all credit risk (except where a dispute exists), and obtains rights and remedies against the Company’s customers. Trade accounts receivable not sold to Finance Co. will remain in the custody and control of the Company, and the Company will maintain all credit risk and collection responsibility on those accounts.

EASY.COM INC. AND ROYAL SPRING WATER INC.
PRO FORMA
COMBINED CONDENSED FINANCIAL STATEMENTS
(Unaudited)

The unaudited pro forma combined condensed balance sheet as of June 30, 2005, is based on the individual balance sheet of Easy.com Inc. and the acquired company Royal Spring Water Inc. and is prepared as if the acquisition of the company had occurred on April 20, 2005.

These unaudited pro forma combined condensed financial statements are prepared for informational purposes only and are not necessarily indicative of future results.

EASY.COM INC. AND ROYAL SPRING WATER INC.
PRO FORMA
COMBINED CONDENSED BALANCE SHEETS
(Unaudited)
As at June 30, 2005

	Easy.com Inc.	Royal Spring Water Inc.	Adjustments	Pro Forma
ASSETS
Current Assets
Cash	$-	$-	$-	$-
Total Current Assets	-	-	-	-
Total Assets	-	-	-	-

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current Liabilities
Bank indebtedness	-	300	-	300
Advances from shareholders	4,295	19,099	100	23,494
Total Current Liabilities	4,295	19,399	100	23,794
Total Liabilities	4,295	19,399	100	23,794
Stockholders’ Deficit
Capital stock	30,072	100	(100)	30,072
Additional paid-in capital	9,952	20,000	(15,585)	14,367
Accumulated deficit	(44,319)	(39,499)	15,585	(68,233)
Total Stockholders’ Deficit	(4,295)	(19,399)	(100)	(23,794)
Total Liabilities and Stockholders’ Deficit	-	-	-	-

EASY.COM INC. AND ROYAL SPRING WATER INC.
NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
(Unaudited)

1. Basis of Pro Forma Presentation
On June 30, 2005, Easy.com Inc. completed the acquisition of Royal Spring Water Inc., pursuant to an agreement dated June 30, 2005. The unaudited pro forma combined condensed balance sheet as of June 30, 2005 is based on the individual balance sheets of Easy.com Inc. and Royal Spring Water Inc. and is prepared as if the acquisition of the company had occurred on April 20, 2005.

On June 30, 2005, Easy acquired all of the outstanding stock of RSW (the "Reverse Merger"). Easy completed the acquisition by having the shareholders of RSW surrender 100% of their common stock to the company. In anticipation of the Reverse Merger, on September 2, 2004 the shareholders of Easy gifted stock to the shareholders of RSW, giving these shareholders and their family members control of Easy. For accounting purposes, pursuant to Statement of Financial Accounting Standards ("SFAS") No. 141, Business Combinations, the acquisition has been treated as a recapitalization of RSW with RSW as the accounting acquirer (reverse acquisition). A reverse acquisition occurs if a company other than the legal acquirer is deemed to be the “accounting acquirer” in a business combination effected by the issuance of voting securities. In this regard, RSW is considered the accounting acquirer and Easy is considered the accounting target.

2. Pro Forma Adjustments
Adjustments have been made to the unaudited pro forma combined condensed financial information to reflect the following:

(a) Balance Sheet adjustment to record Easy.com, Inc. completing the acquisition by having the shareholders of Royal Spring Water Inc. surrender 100% of their common stock to the Easy.com, Inc.

•
This filing contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 , relating to future business expectations and predictions and financial condition and results of operations of Royal Spring Water Inc. and the acquired business. Such forward-looking statements may be identified by the use of terminology such as “believe,” “may,” “will,” “expect,” “anticipate,” “predict,” “intend,” “designed,” “estimate,” “should” or “continue” or the negatives thereof or other variations thereon or comparable terminology. Such forward-looking statements involve known or unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Refer to the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-KSB as amended for the year ended August 30, 2005.